                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:   August 31, 2004
                                                      Estimated average burden
                                                      hours per response...14.73

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12


                          Cal Dive International, Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                                [CAL DIVE LOGO]

                          CAL DIVE INTERNATIONAL, INC.
                    400 N. SAM HOUSTON PARKWAY E., SUITE 400
                              HOUSTON, TEXAS 77060
                            TELEPHONE: 281-618-0400

                                 April 16, 2003

Dear Shareholder:

     You are cordially invited to join us for our Annual Meeting of Shareholders to be held this year on Wednesday, May 14, 2003 at 11:00 a.m. in Salon No. 1 at the Wyndham Hotel, 12400 Greenspoint Drive, Houston, Texas 77060. Beginning at 10:30 a.m., employees and officers will be available to provide information about 2002 developments.

     The Notice of Annual Meeting of Shareholders and the Proxy Statement that follow describe the business to be conducted at the meeting. We will also report on industry matters of current interest to our shareholders.

     YOUR VOTE IS IMPORTANT. Whether you own a few or many shares of stock, it is important that your shares be represented. If you cannot attend the Annual Meeting in person, please complete and sign the enclosed proxy card and promptly return it in the envelope provided.

     We look forward to seeing you at the Annual Meeting.

                                                  Sincerely,

                                                  /s/ JAMES LEWIS CONNOR, III
                                                      James Lewis Connor, III
                                                        Corporate Secretary

                                 VOTING METHOD

     If you are a shareholder of record, or hold shares through a Cal Dive stock plan, you may vote your shares by mail. You may also revoke your proxy any time before the Annual Meeting. Due to the small number of our record Shareholders (non "street-name"), we have elected to forgo the high cost of internet and telephone voting. To vote by mail:

     - Mark your selections on the proxy card.

     - Date and sign your name exactly as it appears on your proxy card.

     - Mail the proxy card in the enclosed postage-paid envelope provided.

     IF YOUR SHARES ARE HELD IN "STREET NAME" THROUGH A BROKER, BANK OR OTHER THIRD PARTY, YOU WILL RECEIVE INSTRUCTIONS FROM THAT THIRD PARTY (WHO IS THE HOLDER OF RECORD) WHICH YOU MUST FOLLOW IN ORDER FOR YOUR SHARES TO BE VOTED.

                YOUR OPINION IS IMPORTANT. THANK YOU FOR VOTING.

               INTERNET AVAILABILITY OF ANNUAL MEETING MATERIALS

We are pleased to offer shareholders the ability to review Form 10-Ks and proxy materials electronically over the internet at the Cal Dive web site (www.caldive.com) by clicking Investor Relations then SEC Filings then Click here to continue on to view SEC Filings. These filings may also be viewed through the Securities and Exchange Commission website at www.sec.gov. Our Annual Reports may also be viewed over the internet at the Cal Dive web site by clicking Investor Relations then Financial Reports.

                          CAL DIVE INTERNATIONAL, INC.

                            NOTICE OF ANNUAL MEETING
                                OF SHAREHOLDERS

TIME:...............................     11:00 a.m. (CDT) on Wednesday, May 14,
                                         2003

PLACE:..............................     Wyndham Hotel
                                         Salon No. 1
                                         12400 Greenspoint Drive
                                         Houston, Texas 77060

ITEMS OF BUSINESS:..................     1. To elect two (2) Class II Directors.

                                         2. To approve amendments to the 1998
                                         Employee Stock Purchase Plan.

                                         3. To take action on any other business
                                         that may properly be considered at the
                                         Annual Meeting or any adjournment
                                         thereof.

RECORD DATE:........................     You may vote at the Annual Meeting if
                                         you are a shareholder of record at the
                                         close of business on March 17, 2003.

VOTING BY PROXY:....................     If you cannot attend the Annual
                                         Meeting, you may vote your shares by
                                         completing and promptly returning the
                                         enclosed proxy card in the envelope
                                         provided.

ANNUAL REPORTS:.....................     Cal Dive's 2002 Annual Report and Form
                                         10-K/A, which are not part of the proxy
                                         soliciting material, are enclosed.

                                            By Order of the Board of Directors,
                                               /s/ JAMES LEWIS CONNOR, III
                                               James Lewis Connor, III
                                               Corporate Secretary

   This Notice of Annual Meeting, Proxy Statement and accompanying proxy card are being distributed on or about April 16, 2003.

                               TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS....................    i
GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING.....    1
PROPOSAL 1: ELECTION OF DIRECTORS...........................    3
COMMITTEES OF THE BOARD AND MEETINGS........................    6
DIRECTOR COMPENSATION.......................................    7
CERTAIN TRANSACTIONS........................................    8
INDEPENDENT PUBLIC ACCOUNTANTS..............................    8
AUDIT FEES, AUDIT-RELATED FEES AND ALL OTHER FEES...........    9
REPORT OF THE AUDIT COMMITTEE...............................    9
SHARE OWNERSHIP INFORMATION.................................   10
  Five Percent Owners.......................................   10
  Management Shareholdings..................................   11
  Section 16(a) Beneficial Ownership Reporting Compliance...   12
SHAREHOLDER RETURN PERFORMANCE GRAPH........................   13
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
  PARTICIPATION.............................................   14
REPORT OF THE COMPENSATION COMMITTEE ON FISCAL 2002
  EXECUTIVE COMPENSATION....................................   14
EXECUTIVE COMPENSATION......................................   17
  Summary Compensation Table................................   17
  Option Grants in Last Fiscal Year.........................   18
  Aggregated Option Exercises in Last Fiscal Year and Fiscal
     Year-End Option Values.................................   18
  Summary of Employment Contracts...........................   19
  Omnibus Budget Reconciliation Act of 1994.................   19
PROPOSAL 2: AMENDMENTS TO THE 1998 EMPLOYEE STOCK PURCHASE
  PLAN......................................................   19
EQUITY COMPENSATION PLAN INFORMATION........................   23
OTHER INFORMATION...........................................   23

                             YOUR VOTE IS IMPORTANT

     If you are a shareholder of record, please complete, date and sign your proxy card and return it as soon as possible in the enclosed envelope. If not, please respond promptly when you receive Proxy materials from your broker.

                                [CAL DIVE LOGO]

                          CAL DIVE INTERNATIONAL, INC.
                    400 N. SAM HOUSTON PARKWAY E., SUITE 400
                              HOUSTON, TEXAS 77060
                            TELEPHONE: 281-618-0400

                             ---------------------

                                PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 14, 2003

                             ---------------------

     We are providing these proxy materials in connection with the solicitation by the Board of Directors of Cal Dive International, Inc. of proxies to be voted at Cal Dive's Annual Meeting of Shareholders to be held on May 14, 2003, and at any adjournment of the Annual Meeting.

            GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

WHO MAY VOTE AT THE ANNUAL MEETING?

     The Board has set March 17, 2003 as the record date for the Annual Meeting. If you were the owner of Cal Dive Common Stock at the close of business on March 17, 2003, you may vote at the Annual Meeting. You are entitled to one vote for each share of Common Stock you held on the record date, including shares:

     - Held directly in your name with our transfer agent, Wells Fargo Bank Minnesota, N.A., as "shareholder of record".

     - Held for you in an account with a broker, bank or other nominee (shares held in "street name").

     - Credited to your account in the Company's Employees Retirement Savings Plan or Employee Stock Purchase Plan.

     Each share of our Common Stock has one vote on each matter to be voted on.

HOW MANY SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

     A majority of Cal Dive's outstanding common shares as of the record date must be present at the Annual Meeting in order to hold the meeting and conduct business. This is called a quorum. On the record date, there were 37,632,058 shares of Cal Dive Common Stock outstanding held by approximately 8,467 owners of record. Shares are counted as present at the Annual Meeting if you:

     - are present and vote in person at the Annual Meeting; or

     - have properly submitted a proxy card.

WHAT PROPOSALS WILL BE VOTED ON AT THE ANNUAL MEETING?

     There are only two matters currently scheduled to be voted on at the Annual
Meeting: PROPOSAL 1 -- the election of two "Class II" Directors; PROPOSAL
2 -- Amendments to the 1998 Employee Stock Purchase Plan.

HOW MANY VOTES ARE REQUIRED TO APPROVE EACH PROPOSAL?

     The election of each Director nominee requires the affirmative "FOR" vote of a majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the election of Directors. The Amendments described in PROPOSAL 2 requires approval by the affirmative "FOR" vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on that proposal. Any other proposal being voted on requires the affirmative "FOR" vote of a majority of the shares present in person or by proxy at the meeting and entitled to vote on that proposal.

HOW ARE VOTES COUNTED?

     You may either vote "FOR" or "WITHHOLD AUTHORITY" to vote for each nominee for the Board of Directors. You may vote "FOR," "AGAINST" or "ABSTAIN" on PROPOSAL 2 and any other proposals. If you vote to "WITHHOLD" authority to vote on the election of Directors, your shares will not be considered entitled to vote on the election of Directors. If you "ABSTAIN" from voting on the other proposals, it has the same effect as a vote against those proposals. IF YOU JUST SIGN AND SUBMIT YOUR PROXY CARD WITHOUT VOTING INSTRUCTIONS, YOUR SHARES WILL BE VOTED "FOR" EACH DIRECTOR NOMINEE, "FOR" THE AMENDMENTS TO THE EMPLOYEE STOCK PURCHASE PLAN AND "FOR" EACH OF THE OTHER PROPOSALS.

     If you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote. In this situation, a "broker non-vote" occurs. Shares that constitute broker non-votes are not considered as entitled to vote on the proposal in question, thus effectively reducing the number of shares needed to approve the proposal to elect Directors. With regard to the amendments to the Employee Stock Purchase Plan, a broker non-vote has the same effect as a vote against the proposal.

HOW DOES THE BOARD RECOMMEND THAT I VOTE?

     Cal Dive's Board recommends that you vote your shares "FOR" each of the Director nominees in PROPOSAL 1 and "FOR" the Amendments to the Employee Stock Purchase Plan in PROPOSAL 2.

HOW DO I VOTE MY SHARES WITHOUT ATTENDING THE MEETING?

     Whether you hold shares directly, in a Cal Dive stock plan or in street name, you may direct your vote without attending the Annual Meeting. If you are a shareholder of record or hold shares through a Cal Dive stock plan, you may vote by granting a proxy. For shares held in street name, you may vote by submitting voting instructions to your broker or nominee. If you are a shareholder of record or hold stock through a Cal Dive stock plan, you may vote by mail by signing and dating your proxy card and mailing it in the envelope provided. You should sign your name exactly as it appears on the proxy card. If you are signing in a representative capacity (for example as guardian, executor, trustee, custodian, attorney or officer of a corporation), you should indicate your name and such title or capacity.

     For shares held in street name, you should follow the voting directions provided by your broker or nominee. You may complete and mail a voting instruction card to your broker or nominee or, in most cases, submit voting instructions by telephone or the internet. If you provide specific voting instructions by mail, telephone or the internet, your shares will be voted by your broker or nominee as you have directed.

HOW DO I VOTE MY SHARES IN PERSON AT THE MEETING?

     If you are a shareholder of record, to vote your shares at the meeting you should bring the enclosed proxy card and proof of identification. You may vote shares held in street name at the meeting only if you obtain a signed proxy from the record holder (broker or other nominee) giving you the right to vote the shares.

     Even if you plan to attend the meeting, we encourage you to vote by proxy card, telephone or internet so your vote will be counted even if you later decide not to attend the Annual Meeting.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

     It means you hold shares registered in more than one account. To ensure that all your shares are voted, sign and return each proxy card.

MAY I CHANGE MY VOTE?

     Yes. You may change your vote and revoke your proxy by:

     - Sending a written statement to that effect to the Corporate Secretary of Cal Dive;

     - Submitting a properly signed proxy card with a later date; or

     - Voting in person at the Annual Meeting.

                       PROPOSAL 1: ELECTION OF DIRECTORS

     The Board of Directors is divided into three classes of similar size. The members of each class are elected to serve a three-year term with the term of office of each class ending in successive years. S. James Nelson, Jr. and William L. Transier are the Directors whose terms expire at this Annual Meeting and who have been nominated for re-election to the Board to serve until the 2006 Annual Meeting or until their successors are elected and qualified. Both of these nominees are currently Directors and were elected to the Board of Directors by the shareholders. The Board consists of eight members.

     All of the nominees have indicated a willingness to serve if elected. However, if any nominee becomes unable to serve before the election, the shares represented by proxies may be voted for a substitute designated by the Board, unless a contrary instruction is indicated on the proxy.

     THE BOARD RECOMMENDS A VOTE FOR THESE TWO NOMINEES.

      NOMINEES FOR DIRECTOR FOR THREE YEAR TERM ENDING IN 2006 (CLASS II):

[S. JAMES NELSON, JR.   S. James Nelson, Jr.                                     Director since 1990
PHOTO]                  Vice Chairman,                                                        age 60
                        Cal Dive International, Inc.
                        Mr. Nelson is Vice Chairman and has been a Director of the Company since
                        1990. He was named Vice Chairman in October 2000 and prior thereto he was
                        Executive Vice President and Chief Financial Officer from 1990 to 2000. From
                        1985 to 1988, Mr. Nelson was the Senior Vice President and Chief Financial
                        Officer of Diversified Energies, Inc., the former parent of Cal Dive, at which time he had corporate responsibility for the Company. From 1980 to
                        1985, Mr. Nelson served as Chief Financial Officer of Apache Corporation, an oil and gas exploration and production company. From 1966 to 1980, Mr.
                        Nelson was employed with Arthur Andersen L.L.P. and from 1976 to 1980, he was a partner serving on the firm's worldwide oil and gas industry team. He received his Bachelor of Science degree from Holy Cross College in 1964 and a MBA from Harvard University in 1966.


                        William L. Transier                                      Director since 2000
[WILLIAM L. TRANSIER    Executive Vice President and Chief Financial Officer,                 age 48
PHOTO]                  Ocean Energy, Inc.
                        Mr. Transier has served on our Board of Directors since October 2000. He is
                        Executive Vice President and Chief Financial Officer for Ocean Energy, Inc.,
                        an oil and gas exploration company where he oversees financial, administrative, accounting, human resources, and marketing and trading activities. He began his current position in 1999 following the merger between Ocean Energy, Inc. and Seagull Energy Corporation. He served as
                        Executive Vice President and Chief Financial Officer of Seagull beginning in
                        1998. Mr. Transier began his career in the audit department of KPMG LLP where he held a number of executive positions including partner and national director of the firm's Energy Practice. He graduated from the University of
                        Texas and has a MBA from Regis University. He is also a director of Reliant
                        Resources, Inc.

              DIRECTORS CONTINUING IN OFFICE UNTIL 2004 (CLASS I):

[OWEN KRATZ PHOTO]      Owen Kratz                                               Director since 1990
                        Chairman of the Board and Chief Executive Officer                     age 48
                        Cal Dive International, Inc.
                        Mr. Kratz is Chairman and Chief Executive Officer of Cal Dive International,
                        Inc. He was appointed Chairman in May 1998 and has served as the Company's
                        Chief Executive Officer since April 1997. Mr. Kratz served as President from
                        1993 until February 1999, and a Director since 1990. He served as Chief
                        Operating Officer from 1990 through 1997. Mr. Kratz joined the Company in
                        1984 and has held various offshore positions, including saturation (SAT)
                        diving supervisor, and has had management responsibility for client relations, marketing and estimating. From 1982 to 1983, he was the owner of an independent marine construction company operating in the Bay of Campeche.
                        Prior to 1982, he was a superintendent for Santa Fe and various international diving companies and a saturation diver in the North Sea.

                        Bernard J. Duroc-Danner                                  Director since 1999
[BERNARD J.             Chairman of the Board and                                             age 49
DUROC-DANNER PHOTO]     Chief Executive Officer, and President,
                        Weatherford International, Inc.
                        Mr. Duroc-Danner has served on the Company's Board of Directors since
                        February 1999. He is the Chairman of the Board, CEO and President of
                        Weatherford International, Inc. Prior to its merger with Weatherford
                        Enterra, Inc., Mr. Duroc-Danner was President and Chief Executive Officer of
                        EVI, Inc., where he was directly responsible for the company's 1987 start up in the oilfield service and equipment business. Mr. Duroc-Danner also serves as Chairman of the Board of Grant Prideco, a provider of drill pipe and other drill stem products to the oil and gas industry, and as a director of
                        Parker Drilling Company, a provider of contract drilling and drilling services, Dresser, Inc., a provider of highly engineered equipment and services, primarily for the energy industry, Peabody Energy Corp., a coal production, transportation and trading company, and Universal Compression, a provider of rental, sales, operations, maintenance and fabrication services and products to the domestic and international natural gas industry. Mr.
                        Duroc-Danner holds a Ph.D. in economics from The Wharton School of the
                        University of Pennsylvania.


[JOHN V. LOVOI PHOTO]  John V. Lovoi                                                       Director since 2003
                       Principal                                                                          age 42
                       JVL Partners
                       Mr. Lovoi has served as a Director since February 2003. He is a founder of JVL Partners, a private oil and gas investment partnership. Mr. Lovoi served as head of Morgan Stanley's global oil and gas investment banking practice from 2000 to 2002, and was a leading oilfield services and equipment research analyst for Morgan Stanley from 1995 -- 2000. Prior to joining Morgan Stanley in 1995, he spent two years as a senior financial executive at Baker
                       Hughes and four years as an energy investment banker with Credit Suisse First Boston. Mr.
                       Lovoi graduated from Texas A&M University with a bachelor of science degree in chemical engineering and received a MBA from the University of Texas.

             DIRECTORS CONTINUING IN OFFICE UNTIL 2005 (CLASS III):

[MARTIN FERRON PHOTO]   Martin Ferron                                            Director since 1998
                        President and Chief Operating Officer,                                age 46
                        Cal Dive International, Inc.
                        Mr. Ferron has served on the Company's Board of Directors since September
                        1998. He became President in February 1999 and has served as Chief Operating
                        Officer since January 1998. Mr. Ferron has more than twenty-two years of worldwide experience in the oilfield industry, seven of which were in senior management positions with McDermott Marine Construction and Oceaneering
                        International Services Limited immediately prior to his joining the Company.
                        Mr. Ferron has a Civil Engineering degree from City University, London; a
                        Masters Degree in Marine Technology from the University of Strathclyde,
                        Glasgow; and a MBA from the University of Aberdeen. He is also a Chartered
                        Civil Engineer.

[GORDON F. AHALT        Gordon F. Ahalt                                          Director since 1990
PHOTO]                  Retired Consultant                                                    age 75
                        Mr. Ahalt has served on the Company's Board of Directors since July 1990 and has extensive experience in the oil and gas industry. Since 1982, Mr. Ahalt has been the President of GFA, Inc., a petroleum industry management and financial consulting firm. From 1977 to 1980, he was President of the
                        International Energy Bank, London, England. From 1980 to 1982, he served as
                        Senior Vice President and Chief Financial Officer of Ashland Oil Company.
                        Prior thereto, he spent a number of years in executive positions with Chase
                        Manhattan Bank. Mr. Ahalt serves as a director of The Houston Exploration
                        Company, Bancroft & Elsworth Convertible Funds and other private investment funds. Mr. Ahalt received a Bachelor of Science degree in Petroleum
                        Engineering from the University of Pittsburgh.

                        Anthony Tripodo                                          Director since 2003
[ANTHONY TRIPODO        Executive Vice President                                              age 50
PHOTO]                  Veritas DGC, Inc.
                        Mr. Tripodo has served on our Board of Directors since February 2003. He is an Executive Vice President of Veritas DGC, Inc., an international oilfield service company specializing in geophysical services. Previously, he was
                        President of Veritas DGC's North and South American Group, which consists of four operating divisions: marine acquisition, processing, exploration services and multi-client data library. From 1997 to 2001, he was Executive
                        Vice President, Chief Financial Officer and Treasurer of Veritas.
                        Previously, Mr. Tripodo served 16 years in various executive capacities with
                        Baker Hughes, including serving as Chief Financial Officer of both the Baker
                        Performance Chemicals and the Baker Oil Tools divisions. He graduated summa cum laude with a bachelor of arts degree from St. Thomas University.

                      COMMITTEES OF THE BOARD AND MEETINGS

     Below is a summary of the function of the Board established committees:

AUDIT COMMITTEE

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to: (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the performance of the Company's internal audit function and independent auditors and (4) the independent auditor's qualifications and independence. Among the duties of the Audit Committee, all of which are more specifically described in the Audit Committee Charter, the Audit Committee:

     - Reviews and recommends selection of independent auditors.

     - Reviews the adequacy of accounting and audit principles and practices and of compliance assurance procedures and internal controls.

     - Reviews non-audit services performed by auditors to maintain auditors' independence.

     - Reviews scope of annual audit.

     - Reviews Cal Dive's annual and quarterly financial statements.

     - Meets independently with management and independent auditors.

     - Reviews corporate compliance and disclosure systems.

COMPENSATION COMMITTEE

     - Reviews compensation philosophy and major compensation and benefits programs for employees.

     - Oversees the 1995 Long Term Incentive Compensation Plan, as amended, and the Employee Stock Purchase Plan.

     - Reviews executive officer and key employee compensation and bonuses.

EXECUTIVE COMMITTEE

     - Evaluates and approves, on behalf of the full Board of Directors, proposed acquisitions by the Company's wholly owned subsidiary, Energy Resource Technology, Inc., that are: (i) in excess of $3,000,000; or (ii) outside of the approved capital expenditures budget subject to Board approval.

     - Performs such other duties as may be assigned by the Board from time to time.

NOMINATING COMMITTEE

     - Evaluates qualifications and candidates for positions on the Board.

     - Considers and recommends to the full Board criteria for selecting new Directors, nominees for Board membership and whether a Director should be invited to stand for re-election.

     Shareholders may nominate persons for election to the Board of Directors in accordance with the procedure set forth on page 23 of this Proxy Statement.

     The following table summarizes the membership of the Board Committees, as well as the number of times each Committee met, during the year ending December 31, 2002:

                                        BOARD    AUDIT    COMPENSATION   EXECUTIVE   NOMINATING
                                        ------   ------   ------------   ---------   ----------
Mr. Kratz.............................  Chair      --        --           Chair       Member
Mr. Ferron............................  Member     --        --            --           --
Mr. Nelson............................  Member     --        --            --           --
Mr. Ahalt.............................  Member   Member    Member        Member         --
Mr. Duroc-Danner......................  Member   Member     Chair        Member       Chair
Mr. Transier..........................  Member   Chair     Member        Member       Member
Number of Meetings in 2002
  Regular.............................    4        7          1             1           1
  Special.............................    4        1          0             0           0

     Each Director (other than Mr. Duroc-Danner) attended 75% or more of the total meetings of the Board and Board Committees on which such Director served (held during the period he served as a Director).

     The following table summarizes the current membership of the Board and each of its Committees. Members were elected to these committees in April 2003 by a vote of the Board of Directors.

                                        BOARD    AUDIT    COMPENSATION   EXECUTIVE   NOMINATING
                                        ------   ------   ------------   ---------   ----------
Mr. Kratz.............................  Chair      --        --           Chair       Member
Mr. Ferron............................  Member     --        --            --           --
Mr. Nelson............................  Member     --        --            --           --
Mr. Ahalt.............................  Member   Member    Member        Member         --
Mr. Duroc-Danner......................  Member     --      Member        Member       Chair
Mr. Lovoi(1)..........................  Member     --      Member        Member       Member
Mr. Transier..........................  Member   Chair      Chair        Member       Member
Mr. Tripodo(1)........................  Member   Member    Member        Member         --

---------------

(1) Messrs. Lovoi and Tripodo joined the Board in February 2003.

                             DIRECTOR COMPENSATION

     The Cal Dive International, Inc. non-employee director compensation plan has three components: director fees, expenses and stock options. The Company pays the reasonable out-of-pocket expenses incurred by each Director in connection with attending the meetings of the Board of Directors, and any committee thereof, and of meetings of the Board of a subsidiary. In addition, the Directors (other than Messrs. Kratz, Nelson and Ferron, who are employed by the Company) receive an annual director's fee of $30,000 and $1,000 per Board Meeting for attending each of four regularly scheduled quarterly meetings. Furthermore, each of the outside Directors receives an annual Committee retainer fee of $5,000 and a fee of $2,000 ($3,000 for the Chair) for each committee meeting attended. During the year ended December 31, 2002, Directors (other than Company employees) received an aggregate of $176,657.

     Pursuant to the Company's 1995 Long Term Incentive Compensation Plan, as amended (the "1995 Plan"), each non-employee Director receives at the time they join the Board options to purchase 44,000 shares of the Common Stock of the Company at an exercise price equal to the fair market value of the Common Stock on the date of grant. As with other Company options, these vest equally over five years and expire on their tenth anniversary. As of March 17, 2003, options for 44,000 shares were outstanding to each of Gordon F. Ahalt, John V. Lovoi, William L. Transier and Anthony Tripodo, and options for 14,256 shares were outstanding to Bernard J. Duroc-Danner.

                              CERTAIN TRANSACTIONS

     In April 2000, ERT acquired a 20% working interest in Gunnison, a Deepwater Gulf of Mexico prospect operated by Kerr-McGee Oil & Gas Corporation. Consistent with CDI's philosophy of avoiding exploratory risk, financing for the exploratory costs was provided by an investment partnership (OKCD Investments, Ltd.), the investors of which are CDI senior management, in exchange for an overriding royalty interest of 25% of CDI's 20% working interest. CDI provided no guarantees to the investment partnership.

     At that time, the Board of Directors established three criteria to determine a commercial discovery and the commitment of Cal Dive funds: 75 million barrels (gross) of reserves, total development costs of $500 million consistent with 75 MBOE, and a CDI estimated shareholder return of no less than 12%. Kerr-McGee, the operator, drilled several exploration wells and sidetracks in 3,200 feet of water at Garden Banks 667, 668 and 669 (the Gunnison prospect) and encountered significant potential reserves resulting in the three criteria being achieved during 2001. With the sanctioning of a commercial discovery, the Company is funding ongoing development and production costs. Cal Dive's share of such project development costs is estimated in a range of $100 million to $110 million ($63.3 million of which had been incurred by December 31, 2002) with over half of that for construction of the spar. Mr. Kratz, as General Partner of OKCD personally owns 55.9329% as CEO of the Company, has awarded OKCD interests aggregating 39% to key CDI employees as a bonus incentive to continue employment at Cal Dive.

     As part of the process of obtaining funding for the exploratory costs of such projects, several outside third parties will be solicited. Management believes that the fund structure of current (and all future, if any) transactions will be both consistent with the Guidelines and at least as favorable to the Company and ERT as could have been obtained from the third parties.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     On June 13, 2002, the Company's Board of Directors, upon the recommendation of its Audit Committee, dismissed Arthur Andersen LLP and appointed Ernst & Young LLP to serve as the Company's independent auditors for fiscal year 2002. The decision to change principal accountants was recommended by the Audit Committee and was approved by the Board of Directors.

     Arthur Andersen's reports on Cal Dive's consolidated financial statements for the two fiscal years ended December 31, 2000 and December 31, 2001 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. Additionally, during the two fiscal years ended December 31, 2000 and December 31, 2001 through the date of Arthur Andersen's dismissal, there were no disagreements with Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter in connection with its reports on the Company's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K. The Company provided Arthur Andersen a copy of the foregoing disclosures and Arthur Andersen advised the Company by letter dated June 18, 2002, that it has found no basis for disagreement with such statements.

     During the fiscal years ended December 31, 2000 and December 31, 2001 through the date of engagement of Ernst & Young, the Company did not consult with Ernst & Young with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     Ernst & Young LLP has served as the Company's independent public accountants providing auditing and financial services since their engagement in fiscal 2002, and will continue to provide such services during fiscal 2003. We expect that representatives of Ernst & Young LLP will be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to respond to appropriate questions.

               AUDIT FEES, AUDIT-RELATED FEES AND ALL OTHER FEES

Audit Fees(1)...............................................   $275,000
Financial Information Systems Design and Implementation
  Fees......................................................        -0-
All Other Fees(2)...........................................     79,000
                                                               --------
Total.......................................................   $354,000

---------------

(1) Fees related to the audit of the Company's 2002 consolidated financial statements and the review of the Company's interim financial statements included in its quarterly reports on Form 10-Q.

(2) These fees primarily relate to business acquisitions, accounting consultations, international tax compliance and auditing statutory accounts of certain non-U.S. operations, which were not directly related to the audit of the 2002 consolidated financial statements.

     The Audit Committee concluded that the foregoing non-audit services did not adversely affect the independence of Ernst & Young, LLP.

                         REPORT OF THE AUDIT COMMITTEE

     Management is responsible for the Company's internal controls, financial reporting process and compliance with laws, regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The primary purpose of the Audit Committee is to assist the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to: (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the performance of the Company's internal audit function and independent auditors, and (4) the independent auditor's qualifications and independence. Its duties are more specifically described in the Audit Committee Charter and generally include those described on page 9 hereof.

     The Audit Committee is the principal liaison between the Board of Directors and the independent auditors for the Company. The functions of the Audit Committee are not intended to duplicate or to certify the activities of management and the independent auditors and are in no way designed to supersede or alter the traditional responsibilities of the Company's management and independent auditors. The Audit Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. In 2002, the Audit Committee was composed of three non-employee Directors: Mr. Transier (Chairman), Mr. Ahalt and Mr. Duroc-Danner. All members of the Company's Audit Committee are independent (as independence is defined in Rule 4200(a)(15) of the NASD listing standards, as may be modified from time to time). The Board of Directors has adopted an amended written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Exhibit "A". During the fiscal year ended December 31, 2002, the Audit Committee conducted eight meetings.

     In connection with the December 31, 2002 financial statements, the Audit
Committee: (1) reviewed and discussed the audited financial statements with management and the auditors; (2) discussed with the auditors the matters required to be discussed by Statement on Auditing Standards No. 61, as may be modified or supplemented; (3) received written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1 and has discussed with the auditors their independence; and (4) has discussed with the independent auditors (in Executive session outside of the presence of management) the audited financial statements and the independent auditor's independence. Based upon these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K/A for the fiscal year ended December 31, 2002.

        AUDIT COMMITTEE
        William L. Transier (Chairman)
        Gordon F. Ahalt
        Bernard J. Duroc-Danner

                          SHARE OWNERSHIP INFORMATION

     FIVE PERCENT OWNERS. The following table sets forth information as to the only persons (or entities) known by us to have beneficial ownership, as of December 31, 2002, of more than 5% of the outstanding shares of Company Common Stock, other than Owen Kratz whose beneficial ownership is disclosed below under "Management Shareholdings." As of March 17, 2003, we had 37,632,058 shares outstanding. To our knowledge, except as otherwise indicated below, all shares shown as beneficially owned are held with sole voting power and sole dispositive power unless. The information set forth below has been determined in accordance with Rule 13d-3 under the Exchange Act on the basis of the most recent information filed with the Securities and Exchange Commission and furnished to us by the person listed.

                                                                 SHARES      PERCENT OF
                                                              BENEFICIALLY     COMMON
NAME AND ADDRESS                                                 OWNED         SHARES
----------------                                              ------------   ----------
Neuberger Berman, LLC(1)....................................   2,524,540       6.760%
  605 Third Avenue
  New York, New York 10158
FMR Corp(2).................................................   2,150,588       5.762%
  82 Devonshire Street
  Boston, Massachusetts 02109

---------------

(1) Based on a Schedule 13G filed on February 13, 2003, Neuberger Berman, LLC has shared voting power with respect to 1,669,600 of these shares and shared dispositive power with respect to all of these shares. Neuberger Berman, LLC is deemed to be a beneficial owner for purpose of Rule 13(d) since it has shared power to make decisions whether to retain or dispose, and in some cases the sole power to vote, the securities of many unrelated clients. Neuberger Berman, LLC does not, however, have any economic interest in the securities of those clients. The clients are the actual owners of the securities and have the sole right to receive and the power to direct the receipt of dividends from or proceeds from the sale of such securities.

(2) Based on a Schedule 13G filed on February 13, 2003, FMR Corp. only has sole power to vote 1,294,478 of these shares. Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR Corp. and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 856,110 shares or 2.294% of the Common Stock of the Company. Edward C. Johnson 3d, FMR Corp., through its control of Fidelity, and the funds each has sole power to dispose of the 856,110 shares owned by the Funds, but neither FMR Corp. nor Edward C. Johnson 3d, Chairman of FMR Corp., has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with the Funds' Boards of Trustees. Fidelity Management Trust Company, a wholly owned subsidiary of FMR Corp. and a bank as defined in
    Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 853,100 shares or 2.286% of the Common Stock outstanding of the Company as a result of its serving as investment manager of the institutional account(s). Edward C. Johnson 3d and FMR Corp., through its control of Fidelity Management Trust Company, each has sole dispositive power over 853,100 shares and sole power to vote or to direct the voting of 853,100 shares of Common Stock owned by the institutional account(s). Geode Capital Management, LLC is the beneficial owner of 178 shares or 0.000% of the outstanding common stock of the Company. Geode LLC is wholly-owned by Fidelity Investors III Limited Partnership and is an investment adviser registered under Section 203 of the Investment Advisers Act of 1940.

     Management Shareholdings. The following table shows the number of shares of our Common Stock beneficially owned as of March 17, 2003 by our Directors and five highest paid executive officers identified in the Summary Compensation Table below ("Named Executive Officers"), and all Directors and executive officers as a group.

                                                                                 OF SHARES BENEFICIALLY
                                                                                 OWNED, AMOUNT THAT MAY
                                                     AMOUNT AND NATURE OF      BE ACQUIRED WITHIN 60 DAYS
NAME OF BENEFICIAL OWNER                          BENEFICIAL OWNERSHIP(1)(2)       BY OPTION EXERCISE
------------------------                          --------------------------   --------------------------
Owen Kratz(3)(4)................................          2,909,218                     400,000
Martin R. Ferron(5).............................             77,661                      16,000
S. James Nelson.................................             91,608                         -0-
A. Wade Pursell(6)..............................             43,590                      25,867
Johnny Edwards..................................              3,600                         -0-
Gordon F. Ahalt.................................             43,600                      17,600
Bernard Duroc-Danner............................              8,963                       8,963
John V. Lovoi...................................              1,750                         -0-
William L. Transier.............................             10,800                       8,800
Anthony Tripodo.................................                -0-                         -0-

---------------

(1) Only one Director or executive officer, Owen Kratz, beneficially owns more than 1% of the shares outstanding. Mr. Kratz owns approximately 6.67% of the outstanding shares. Our Directors and executive officers as a group beneficially own 3,200,442 shares, which represents approximately 8.40% of the shares outstanding.

(2) Amounts include the shares shown in the last column, which are not currently outstanding but are deemed beneficially owned because of the right to acquire them pursuant to options exercisable within 60 days (on or before June 11, 2003).

(3) In March of 2002, Mr. Kratz entered into a five-year Maximum Monetization and Asset Protection (MMAP) Agreement with UBS Warburg LLC using 500,000 shares of his Cal Dive Common Stock. He entered into this transaction to exercise 500,000 CDI stock options that would have otherwise expired on April 1, 2002. In November 2002, Mr. Kratz entered into a Variable Prepaid Forward Agreement with Credit Suisse First Boston for up to 300,000 shares of Cal Dive Common Stock (although only 250,000 shares were made subject to the agreement). He entered into both transactions to create liquidity for living expenses since in 2000-2002, Mr. Kratz was not paid a salary or bonus in cash, but instead was compensated solely through grants of non-qualified options on Cal Dive Common Stock. While these transactions are required to be reported as forward sales under Rule 144, they are essentially mechanisms that allow Mr. Kratz to borrow against the future value of the stock. The terms of each of these forward sales is five years, with an upper strike price of 150% and 195%, respectively, of the initial share price. Mr. Kratz has received an advance equal to a significant percentage of the initial share price. It is Mr. Kratz's current intention to cash settle these transactions prior to maturity, thereby continuing to retain beneficial ownership of the 750,000 shares, although he retains the right to settle the transactions by delivery of the shares.

(4) Mr. Kratz disclaims beneficial ownership of 500,000 shares, and options to acquire another 60,000 shares, included in the above table, which are held by Joss Investments Limited Partnership, an entity of which he is a General Partner.

(5) Mr. Ferron disclaims beneficial ownership of 61,394 shares included in the above table, which are held by the Uncle John Limited Partnership, an entity of which he is a General Partner.

(6) Mr. Pursell disclaims beneficial ownership of 12,500 shares included in the above table, which are held by WT Kona Redbird Limited Partnership, an entity of which he is a General Partner.

     Section 16(a) Beneficial Ownership Reporting Compliance. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC and the Nasdaq National Market reports of ownership and changes in ownership of the Company's common stock. Directors, executive officers and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to the Company, all reports required to be filed pursuant to Section 16(a) of the Exchange Act were filed on a timely basis except one filing on Form 3 for each of Messrs. Duroc-Danner and Transier, one filing on Form 5 by Mr. Duroc-Danner and one filing on Form 4 for Mr. Kratz. A review of the records could not conclusively establish that Messrs. Duroc-Danner and Transier had filed a Form 3 upon joining the Board of Directors. According, Messrs. Duroc-Danner and Transier filed a Form 3 on February 3, 2003 and September 7, 2002, respectively. Mr. Duroc-Danner also filed the Form 5 on February 3, 2003. Mr. Kratz inadvertently failed to file a Form 4 following the sale of 250,000 shares as part of an underwritten public offering in 2000 or to report options granted in 2000-2002. Accordingly, a Form 5 is in the process of being prepared for filing with the SEC.

                      SHAREHOLDER RETURN PERFORMANCE GRAPH

     The following graph compares the cumulative total shareholder return on our Common Stock for the period since December 31, 1997 to the cumulative total shareholder return for (i) all U.S. stocks quoted on the NASDAQ Stock Market as measured by the NASDAQ Composite Index ("NASDAQ"), assuming the reinvestment of dividends; (ii) the Philadelphia Oil Service Sector index ("OSX"), a price-weighted index of leading oil service companies, assuming the reinvestment of dividends; and (iii) a peer group selected by us (the "Peer Group") consisting of the following companies, each of which is in the offshore construction business or the offshore oil and gas subsea support service business, or both businesses: Technip-Coflexip, Global Industries, Ltd., Horizon Offshore, Inc., Oceaneering International, Inc., Stolt Offshore S.A., McDermott International, Inc. and Torch Offshore Inc. The returns of each member of the Peer Group have been weighted according to each individual company's equity market capitalization as of December 31, 2002 and have been adjusted for the reinvestment of any dividends. We believe that the members of the Peer Group provide services and products more comparable to us than those companies included in the OSX. The graph assumes $100 was invested on December 31, 1997 in the Company's Common Stock at the closing price on that date price and on December 31, 1997 in the three indices presented. The Company paid no dividends during the period presented. The cumulative total percentage returns for the period presented were as follows: Company Common Stock -- 91.8%; the NASDAQ Composite Index, -- (13.6%); the OSX -- (22.0%); and the Peer Group -- (28.8%). These results are not necessarily indicative of future performance.

  COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG CAL DIVE, NASDAQ, PEER
                                 GROUP AND OSX

                              [PERFORMANCE GRAPH]

------------------------------------------------------------------------------------------------------------------------------
                                                  12/31/1997   12/31/1998   12/31/1999   12/31/2000   12/31/2001   12/31/2002
------------------------------------------------------------------------------------------------------------------------------
  Cal Dive                                          $100.0       $ 84.7       $135.2       $217.3       $201.5       $191.8
  Peer Group Index                                   100.0         71.8         85.1        130.1        123.3         71.2
  Oil Service Index                                  100.0         45.4         76.3        111.1         78.0         78.0
  NASDAQ                                             100.0        140.2        260.9        158.7        125.7         86.4

      Source: Bloomberg

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     No member of the Compensation Committee of the Board of Directors of the Company was, during fiscal 2002, an officer or employee of the Company or any of its subsidiaries, or was formerly an officer of the Company or any of its subsidiaries, or had any relationships requiring disclosure by the Company under
Item 404 of Regulation S-K.

     During fiscal 2002, no executive officer of the Company served as (i) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served on the Compensation Committee of the Board of Directors, (ii) a director of another entity, one of whose executive officers served on the Compensation Committee, or (iii) a member of the compensation committee (or other board committee performing equivalent functions) of another entity, one of whose executive officers served as a director of the Company.

                    REPORT OF THE COMPENSATION COMMITTEE ON
                       FISCAL 2002 EXECUTIVE COMPENSATION

OVERVIEW

     In 2002, the Compensation Committee of the Board of Directors (the "Committee") was composed of Messrs. Duroc-Danner (Chairman), Ahalt and Transier. The Committee is responsible for establishing the compensation policies and administering the compensation programs for Cal Dive's executive officers and other key employees and administers the grant of stock-based awards under the Company's 1995 Long Term Incentive Compensation Plan. The Committee periodically reviews peer group compensation and engages independent compensation consultants to assist them in this process. In carrying out its duties, the Committee intends to make all reasonable attempts to comply with the requirements to exempt executive compensation from the $1 million deduction limitation under Section 162(m) of the Internal Revenue Code, unless the Committee determines that such compliance in given circumstances would not be in the best interests of Cal Dive and its shareholders.

COMPENSATION PHILOSOPHY

     The compensation program for executive officers is designed to:

     - provide a competitive total compensation package that enables the Company to hire, develop, reward and retain key executives.

     - tie bonuses and executive compensation to the Company's annual business objectives, strategies and stockholder value. The Company's compensation philosophy is also intended to reward individual initiative and achievement, and to assure that the amount and nature of executive compensation is reasonably commensurate with the Company's financial condition, results of operations and Common Stock performance.

     Base Salary. The Committee annually reviews and approves the base salaries of executive officers and other officers and employees, taking into consideration management's recommendations regarding individual performance, retention, the level of responsibility, the scope and complexity of the position and competitive practice.

     Annual Incentive Bonus. Executive officers are eligible for annual incentives under the shareholder approved Management Incentive Plan. In order to link a portion of executive compensation to Company performance, the Committee determined to continue during 2002 an annual bonus plan under which each officer, the Company's profit center managers and other key employees could earn an annual bonus of between 30% to 100% or more of salary based on the quality of the individual's performance and the attainment of pre-established revenue and profit goals by the Company as a whole and by individual profit centers. The exact amount of the bonus paid to the executive officers is determined by the Compensation Committee.

     The ERT core management group has a contractual bonus program based on a percentage of pre-tax net income for the year. Non-management administrative personnel are also paid discretionary bonuses from this pool.

     Long Term Incentive. Another element of the Committee's performance-based compensation philosophy is the 1995 Incentive Compensation Plan. The purpose of the Plan is to link the interests of management to the interests of stockholders and focus on intermediate and long-term results. Stock option grants are typically made at 100% of the market value of the stock on the date of the award, are not exercisable during the first year after the award and are exercisable thereafter under a vesting schedule selected by the Committee that specifies the number of the options becoming exercisable each year throughout the schedule. The size of option grants is determined subjectively, generally in approximate proportion to the officer's level of responsibility and experience.

     Compensation of Chief Executive Officer. The CEO's compensation consists of base salary, annual incentive and long-term incentives. Pay levels and opportunity are established by the Committee in the same manner as for other executive officers described above. The Company and Mr. Kratz entered into a multi-year employment agreement (the "Kratz Employment Agreement") effective February 28, 1999. Pursuant to the provisions of the Kratz Employment Agreement, Mr. Kratz's annual base salary is $280,000 as Chairman and Chief Executive Officer. Mr. Kratz's salary is subject to review by the Board of Directors annually. Mr. Kratz is also entitled to participate in all profit sharing, incentive, bonus and other employee benefit plans made available to the Company's executive officers, but does not have the right to cause the Company to purchase his shares. The Kratz Employment Agreement contains the same "Good Cause" and "Change of Control" provisions as described under "Executive Compensation -- Summary of Employment Contracts".

     Under the Kratz Employment Agreement, Mr. Kratz is eligible for an annual bonus up to 100% of his base salary upon the attainment of certain Company-wide performance goals (where exceeding those goals can cause the bonus to exceed 100%), the amount of which is to be determined by the Compensation Committee. Pursuant to the terms of the Kratz Employment Agreement, and in consideration of previous agreements that were canceled, Mr. Kratz was granted options to purchase 500,000 shares of Common Stock beginning April 11, 1998 at an option exercise price of $4.75 per share. All 500,000 of such options were exercised by Mr. Kratz in 2002.

     During 2000, the Board of Directors approved a "Stock Option in Lieu of Salary Program" for Mr. Kratz. Under the terms of the program, Mr. Kratz may annually elect to receive non-qualified stock options (with an exercise price equal to the closing stock price on the date of grant) in lieu of cash compensation with respect to his base salary and any bonus earned under the annual incentive compensation program. The number of shares granted is determined utilizing the Black Scholes valuation model as of the date of grant with a risk premium included. Mr. Kratz made such election for 2001 and 2002 resulting in a total of 180,000 shares being granted during 2001 (100,000 of which related to a bonus earned under the Annual Incentive Compensation Program) at an option exercise price of $26.75 per share for the salary and $21.38 per share for the bonus and a total of 105,000 shares granted during 2002 (none of which related to a bonus caused under the Annual Incentive Compensation program) at an option exercise price of $21.83 per share. For 2003, Mr. Kratz has elected to take his salary and bonus (if any) in cash, rather than receiving non-qualified stock options.

     At the end of Mr. Kratz's employment with the Company, the Company may, in its sole discretion under the Kratz Employment Agreement, elect to trigger a non-competition covenant pursuant to which Mr. Kratz will be prohibited from competing with the Company in various geographic areas for a period of up to five years. The amount of the non-competition payment to Mr. Kratz under the Kratz Employment Agreement will be his then base salary plus insurance benefits for the non-competition period.

CONCLUSION

     Consistent with its compensation philosophy, the Committee believes the executive officer compensation program provides incentive to attain strong financial performance and is strongly aligned with shareholder interests. The Committee believes that Cal Dive's compensation program directs the efforts of Cal Dive's executive officers toward the continued achievement of growth and profitability for the benefit of the Company's shareholders.

        COMPENSATION COMMITTEE:

        Bernard J. Duroc-Danner (Chairman)
        Gordon F. Ahalt
        William L. Transier

                             EXECUTIVE COMPENSATION

     The following table provides a summary of the cash and non-cash compensation for each of the last three years ended December 31, 2002 for each of (i) the chief executive officer and (ii) each of the four most highly compensated executive officers of the Company during 2002 other than the chief executive officer.

                           SUMMARY COMPENSATION TABLE

                                                                      LONG TERM
                                                                     COMPENSATION
                                                                      SECURITIES
                                        ANNUAL COMPENSATION           UNDERLYING
                                   ------------------------------      OPTIONS         ALL OTHER
NAME AND PRINCIPAL POSITION        YEAR    SALARY     BONUS(2)(3)      (NUMBER)     COMPENSATION(1)
---------------------------        ----   --------    -----------    ------------   ---------------
Owen Kratz.......................  2002   $     --(4)  $     --(4)     105,000(4)       $   --
  Chairman and Chief               2001         --(4)        --(4)     180,000(4)           --
  Executive Officer                2000     35,000           --        115,000             875
Martin R. Ferron.................  2002    189,583           --             --           5,000
  President and Chief              2001    168,750      186,262             --           4,250
  Operating Officer                2000    160,000      169,162         40,000           4,000
S. James Nelson..................  2002    200,000           --             --           5,000
  Vice Chairman                    2001    200,000      193,519             --           4,250
                                   2000    200,000      211,453             --           4,250
Johnny Edwards...................  2002     98,206      663,516             --           5,000
  President, ERT                   2001     97,078      761,387             --              --
                                   2000     93,632      893,257             --              --
A. Wade Pursell..................  2002    161,667           --             --           5,000
  Senior Vice President            2001    131,500       94,340         10,000           4,250
  and Chief Financial Officer      2000    105,600       39,839         54,000           4,250

---------------

(1) Consists of matching contributions by the Company through its 401(k) Plan. The Company's Retirement Plan is a 401(k) savings plan under which the Company currently matches 50% of employees' pre-tax contributions up to 5% of salary (including bonus) subject to contribution limits.

(2) The Bonus reflected in a fiscal year is based on that year's performance.

(3) In 2002, Named Executive Officers (other than Mr. Edwards) were eligible for annual incentives under the shareholder approved Management Incentive Plan. An annual bonus of between 30% to 100% or more of salary is payable based on individual performance and the attainment of pre-established revenue and profit goals by the Company.

     Mr. Edwards and the rest of the ERT Core Management Group have a contractual bonus program based on a percentage of pre-tax net income for the year. Personnel other than the Core Management Group, including administrative personnel, are also paid discretionary bonuses from this pool. For fiscal year 2002, we paid bonuses aggregating approximately $2.1 million.

(4) In 2001 and 2002, Mr. Kratz elected to receive non-qualified stock options (with an exercise price equal to the closing stock price on the date of grant) in lieu of his base salary and bonus earned under our "Stock Option in Lieu of Salary Program." Mr. Kratz's election for 2001 resulted in a total of 180,000 shares being granted during 2001 (100,000 of which related to a bonus earned under the 2001 annual incentive compensation program). Mr. Kratz's election for 2002, resulted in a total of 105,000 shares being granted during 2002 (none of which related to bonus earned under the 2002 annual incentive compensation program).

     For 2003, Mr. Kratz has elected to take his salary and bonus (if any) in cash, rather than receiving non-qualified stock options.

STOCK OPTIONS

     The following table sets forth information with respect to all stock options granted in 2002 by the Company to each of the Named Executive Officers.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                         NUMBER OF
                                         SECURITIES    % OF TOTAL
                                         UNDERLYING     OPTIONS      EXERCISE                 GRANT DATE
                                          OPTIONS      GRANTED TO     OR BASE                  PRESENT
                                          GRANTED     EMPLOYEES IN     PRICE     EXPIRATION    VALUE(2)
NAME                                      (NUMBER)    FISCAL YEAR    ($/SHARE)      DATE      (DOLLARS)
----                                     ----------   ------------   ---------   ----------   ----------
Owen Kratz(1)..........................   105,000          14%        $21.83      2/20/08     1,342,320
Martin Ferron..........................       -0-           0%            --          N/A            --
S. James Nelson........................       -0-           0%            --          N/A            --
Johnny Edwards.........................       -0-           0%            --          N/A            --
A. Wade Pursell........................       -0-           0%            --          N/A            --

---------------

(1) The six-year stock options granted in 2002 by the Company to Mr. Kratz were in lieu of salary (see Report of the Compensation Committee) and vest ratably over one year following the date of grant. Such stock options will, however, become immediately exercisable in their entirety upon the occurrence of certain events specified in the 1995 Long Term Incentive Compensation Plan.

(2) The Black-Scholes option pricing model was used to determine the grant date present value of the stock options granted in 2002 by the Company to Mr. Kratz. Under the Black-Scholes option pricing model, the grant date present value of the stock option referred to in the table was calculated to be $12.784. The following facts and assumptions were used in making such calculation: (a) an unadjusted exercise price of $21.83; (ii) a fair market value of $21.83 for one share of Company Common Stock on the date of grant;
    (iii) no dividend yield; (iv) a stock option term of six years; (v) a stock volatility of 59%, based on an analysis of weekly closing stock prices of shares the Company since going public in July, 1997 and of the Company's peer group Common Stock for the three years preceding the date of grant; and
    (vi) an assumed risk-free interest rate of 4.0%, which approximates to the yield on a five-year treasury note on the date of grant. No other discounts or restrictions related to vesting or the likelihood of vesting of stock options were applied. The resulting grant date present value was multiplied by the total number of stock options granted to Mr. Kratz to determine the total grant date present value of such stock options granted to Mr. Kratz.

   AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
                                     VALUES

                                                               NUMBER OF SECURITIES
                                                                    UNDERLYING
                                                                UNEXERCISED OPTIONS     VALUE OF UNEXERCISED
                                                                     FY-END(#)         IN-THE-MONEY OPTIONS AT
                             SHARES ACQUIRED       VALUE           EXERCISABLE/        FY-END ($) EXERCISABLE/
NAME                         ON EXERCISE(#)     REALIZED ($)       UNEXERCISABLE            UNEXERCISABLE
----                         ---------------    ------------   ---------------------   -----------------------
Owen Kratz.................      500,000(1)     $10,075,000      385,387/14,613           $902,171/24,404
Martin R. Ferron...........           --                 --       38,000/54,000           490,750/554,750
S. James Nelson............           --                 --          --/--                     --/--
Johnny Edwards.............           --                 --          --/--                     --/--
A. Wade Pursell............       25,500(2)         227,125      20,133/ 35,867            78,017/141,734

---------------

(1) Includes exercisable options to purchase an aggregate of 500,000 shares transferred to the Joss Investments Limited Partnership, an entity of which he is a General Partner. Mr. Kratz disclaims beneficial ownership of such options.

(2) Includes exercisable options to purchase an aggregate of 17,500 shares transferred to the WT Kona Redbird Limited Partnership, an entity of which he is a General Partner. Mr. Pursell disclaims beneficial ownership of such options.

SUMMARY OF EMPLOYMENT CONTRACTS

     All of our Named Executive Officers have entered into employment agreements with the Company. Each of Messrs. Ferron, Nelson and Pursell's employment contracts have similar terms involving salary, bonus and benefits (with amounts that vary due to their responsibilities), but none of them have the right to cause the Company to purchase his shares. Mr. Kratz's contract is described under "Report of the Compensation Committee for Fiscal Year 2002 Executive Compensation." Mr. Edwards' contract as President of ERT is different than other CDI contracts as it runs year-to-year and covers only salary, benefits and a profit sharing bonus program based upon ERT's financial performance. His bonus is based on a sliding scale percentage of up to 4% of ERT's pre-tax net income.

     Each of the executive employment agreements provide, among other things, that if we pay specific amounts, then until the later of February 28, 2005 or the first or second anniversary date of termination of the executive's employment with us (depending on the event of termination), the executive shall not, directly or indirectly either for himself or any other individual or entity, participate in any business which engages or which proposes to engage in the business of providing diving services in the Gulf of Mexico or any other business actively engaged in by us on the date of termination of employment, so long as we continue to make payments to such executive, including his base salary and insurance benefits received by senior executives of the Company. We also entered into employment agreements with the remainder of our other senior officers substantially similar to the above agreements.

     If a Named Executive Officer terminates his employment for "Good Cause" or is terminated without cause during the two year period following a "Change of Control," we would (a) make a lump sum payment to him of two times the sum of the annual base salary and annual bonus paid to the officer with respect to the most recently completed fiscal year, (b) all options held by such officer under the CDI 1995 Long Term Incentive Plan would vest, and (c) he would continue to receive welfare plan and other benefits for a period of two years or as long as such plan or benefits allow. For the purposes of the employment agreements, "Good Cause" includes both that (a) the CEO or COO shall cease employment with us and (b) one of the following: (I) a material change in the officer's position, authority, duties or responsibilities, (ii) changes in the office or location at which he is based without his consent (such consent not to be unreasonably withheld), (iii) certain breaches of the agreement. Each agreement also provides for payments to officers as part of any "Change of Control." A "Change of Control" for purposes of the agreements would occur if a person or group becomes the beneficial owner, directly or indirectly, of securities of the Company representing forty-five percent (45%) or more of the combined voting power of the Company's then outstanding securities. The agreements provided that if any payment to one of the covered officers will be subject to any excise tax under Code Section 4999, a "gross-up" payment would be made to place the officer in the same net after-tax position as would have been the case if no excise tax had been payable.

OMNIBUS BUDGET RECONCILIATION ACT OF 1993

     Under Section 162(m) of the Code, as amended, no deduction by a publicly held corporation is allowed for compensation paid by the corporation to its most highly compensated executive officers to the extent that the amount of such compensation for the taxable year for any such individual exceeds $1 million.
Section 162(m) provides for the exclusion of compensation that qualifies as performance-based from the compensation that is subject to such deduction limitation. Incentive compensation granted through the Company's Stock Option Plan may also qualify as performance-based compensation if additional requirements are met. The Company anticipates that the components of individual annual compensation for each highly compensated executive officer that do not qualify for any exclusion from the deduction limitation of Section 162(m) will not exceed $1 million and will therefore qualify for deductibility.

        PROPOSAL 2: AMENDMENTS TO THE 1998 EMPLOYEE STOCK PURCHASE PLAN

     The Board of Directors has unanimously approved and recommends that the shareholders approve the proposed amendments to the 1998 Employee Stock Purchase Plan (the "Plan").

REASONS FOR THE PROPOSAL

     The Plan was approved by the Board of Directors in November 1997, and by the shareholders at the May 1998 Annual Meeting. It is intended as an incentive and to encourage stock ownership by eligible employees so that they may share in the fortunes of the Company by acquiring or increasing their proprietary interest. The Plan is designed to encourage eligible employees to remain in the employ of the Company. Purchase rights issued pursuant to this Plan constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The proposed amendments are as follows: (1) to increase the number of authorized shares from 200,000 shares (as adjusted for stock splits) to 500,000 shares and
(2) to make conforming changes to the Plan to permit earlier participation by new employees and to comply with applicable regulatory requirements.

SUMMARY OF THE PLAN

     THE FOLLOWING IS A SUMMARY OF THE PLAN AS RECENTLY APPROVED BY THE BOARD OF DIRECTORS AND IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE COMPLETE TEXT OF THE PLAN WHICH IS ATTACHED HERETO AS EXHIBIT "B".

ELIGIBILITY

     Subject to limitations under the Code, all employees of the Company (and its subsidiaries) shall be eligible to receive purchase rights to purchase shares of the Company's Common Stock. Employees shall be eligible on the first day of the immediately following January or July, as applicable, to participate in the Plan as of that payment period (each such six-month period constituting a "Payment Period"). For purposes of the Plan, the term "employee" does not include an employee whose customary employment is 20 hours or less per week or is for five months or less in any calendar year. In no event may an employee be granted a purchase right under the Plan if that employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company.

     Mr. Kratz is not eligible to participate in the Plan as he owns more than five percent of the Company's Common Stock. Those executive officers who elect to participate in the Plan participate on the same basis as all other employees. Non-employee directors are not eligible to participate in the Plan.

STOCK SUBJECT TO PLAN

     The aggregate number of shares that may be issued pursuant to the Plan, subject to shareholder approval, is 500,000 shares, subject to increase or decrease by reason of stock splits, reclassifications, stock dividends, changes in par value, and similar matters requiring adjustment. The number of shares each participant is permitted to purchase during each Payment Period is determined by dividing $12,500 by the fair market value of the Common Stock on the first business day of each Payment Period. No employee is permitted to purchase Common Stock under this Plan and any similar plans of the Company or any parent or subsidiary corporations that accrue at a rate which exceeds $25,000 of the fair market value of such Common Stock (determined as of the date such option is granted) for each calendar year in which an option first becomes exercisable.

PAYMENT PERIODS AND PURCHASE OPTIONS

     Except as described hereinafter, twice each year on January 1 and July 1, the Company will grant to each eligible employee an option to purchase, on the last business day of such Payment Period, at the Purchase Price hereinafter provided for, such number of shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will pay for at such Purchase Price. The Purchase Price shall be the lesser of (i) 85% of the fair market value of the Common Stock on the first business day of the Payment Period; or (ii) 85% of the fair market value of the Common Stock on the last business day of the Payment Period. For purposes of this Plan, the term "fair market value" means, on any date, the average of the high and low prices of the Common Stock on the NASDAQ National Market System or, if the Common Stock is traded over-the-counter or on another national securities exchange, such price or exchange as designated by the Committee.

ELECTION TO PARTICIPATE IN THE PLAN

     An eligible employee may become a participant in the Plan by filling out, signing and delivering to the Benefits Department an authorization form ("Authorization Form") provided by the Benefits Department stating the percentage to be deducted regularly from his or her pay and authorizing the purchase of Common Stock for him or her in each Payment Period in accordance with the terms of the Plan. Such Authorization Form must be received by the Benefits Department at least ten (10) days before the beginning date of the next succeeding Payment Period.

     Unless an employee files a new Authorization Form or withdraws from the Plan, his or her deductions and purchases under the Authorization Form he or she has on file under the Plan will continue in effect for that Payment Period as long as the Plan remains in effect. A new Authorization Form is required to be submitted at least ten (10) days before the beginning date of the next succeeding Payment Period, even if no changes are being made. If a new Authorization Form is not timely received by the Benefits Department, the employee will not participate in the next succeeding Payment Period.

     The Company will accumulate and hold for the employee's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

MAXIMUM AMOUNT OF PAYROLL DEDUCTIONS

     An employee may authorize payroll deductions in any whole percentage up to but not more than 10% of his or her regular base pay (which excludes payments for severance pay, bonus and other special items, but includes overtime), provided, however, that the minimum deduction in respect of any payroll period shall be 1% (or such lesser amount as the Committee shall establish). An employee may not make any additional payments into his or her account.

WITHDRAWAL FROM THE PLAN

     An employee may withdraw from the Plan, in whole but not in part, at any time prior to 10 days before the last business day of each Payment Period by delivering a Withdrawal Notice to the Committee as defined in the Plan. In this case, the Company will promptly refund the entire balance of his or her payroll deductions which have not been applied to purchase Common Stock under the Plan. An employee who withdraws from the Plan is treated as an employee who has not participated in the Plan. To re-enter, he or she must file a new Authorization Form at least 10 days before the beginning date of the next Payment Period.

ISSUANCE OF STOCK/UNUSED PAYROLL DEDUCTIONS

     Upon written request by the employee to the Plan Administrator, certificates of stock will be issued to participants, as appropriate, as soon as practicable. Fractional shares will not be issued under the Plan. Any accumulated payroll deductions that would have been used to purchase fractional shares will be returned to the employee promptly without interest if the employee ceases participation in the Plan, or carried over to the next Payment Period if the employee continues in the Plan.

TRANSFER AND TERMINATION OF EMPLOYEE'S RIGHTS

     An employee's rights under the Plan are solely for the employee and may not be transferred or assigned to any other person. Any option granted to an employee may be exercised only by such employee. An employee's rights under the Plan will terminate when he or she ceases to be an employee for any reason, including retirement, resignation, lay-off, discharge or death. A Withdrawal Notice will be deemed to have been received from the employee on the day his or her employment ceases, and all payroll deductions not used to purchase Common Stock will be refunded. If an employee's payroll deductions are interrupted by any legal process, a Withdrawal Notice will be deemed to have been received from him or her on the day the interruption occurs.

ADMINISTRATION OF THE PLAN

     The Company will bear all costs of administering the Plan. The Plan shall be administered by a committee appointed by the Board of Directors of the Company (the "Committee") and be administered by a third party broker appointed by the Committee (the "Plan Administrator"). The Committee will consist of not less than three members. The interpretation and construction by the Committee in its discretion of any provisions of the Plan or of any purchase right granted under it shall be final unless otherwise determined by the Board of Directors. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith and in its sole judgment with respect to the Plan or any purchase right granted under it. The officials of the Company charged with administering the Plan shall have full and absolute discretion in the exercise of their authority.

PURCHASERS NOT STOCKHOLDERS

     The granting of an option to an employee and the deduction from his or her pay shall not entitle the optionee to any rights as a stockholder with respect to Common Stock subject to the option. Only after the shares of Common Stock have been purchased by and issued to such employee shall the rights of a stockholder apply.

WITHHOLDING AND FEDERAL INCOME TAXATION

     The Company, in accordance with the Code and state tax law, if applicable, will withhold from the wages of participating employees, in all payroll periods following and in the same calendar year as the date on which compensation is deemed received by the employee, additional payroll taxes in respect of the amount that is considered compensation includable in the employee's gross income, resulting from the sale of Common Stock acquired under the terms of this Plan.

     The Plan, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the Code. Under these provisions, no income will be taxable to a participant at the time of the grant or exercise of the purchase right. Upon any disposition of the shares at a gain, the participant will be subject to tax, and the character of the tax will depend upon the participant's holding period. If the shares have been held for more than two years after the grant date and more than one year after the transfer of shares to a participant, gain on disposition will be treated as ordinary income to the extent of the lesser of: (i) 15% of the fair market value of the shares on the first day of the grant date or (ii) the excess of the fair market value of the shares on the sale or disposition date over the purchase price for the shares. Any additional gain generally will be taxed as long-term capital gain, currently subject to the 12 month or 18 month rate, as applicable. If the shares are disposed of before the expiration of the applicable holding periods, the excess of the fair market value of the shares on the exercise date over the purchase price will be treated as ordinary income, and any further gain or loss on such disposition will generally be taxed as long-term or short-term capital gain or loss, depending on the holding period.

     The Company is not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant except to the extent ordinary income is recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

     THIS BRIEF SUMMARY OF THE FEDERAL INCOME TAX EFFECT UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE GRANT AND EXERCISE OF PURCHASE RIGHTS UNDER THE EMPLOYEE STOCK PURCHASE PLAN, AND THE DISPOSITION OF THE SHARES ACQUIRED THEREBY, DOES NOT PURPORT TO BE COMPLETE, AND REFERENCE SHOULD BE MADE TO THE APPLICABLE PROVISIONS OF THE CODE AND RELATED REGULATIONS FOR DETAILED INFORMATION CONCERNING TAX EFFECTS OF EACH SUCH TRANSACTION. ADDITIONALLY, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH A PARTICIPANT MAY RESIDE.

VOTE REQUIRED FOR APPROVAL OF THE PLAN

     The affirmative vote of the holders of a majority of the vote actually cast will be required for approval of the Plan. Unless otherwise instructed or unless authority to vote is withheld, the enclosed proxy will be voted FOR this PROPOSAL 2.

                      EQUITY COMPENSATION PLAN INFORMATION

     The table below provides information relating to the Company's equity compensation plans as of December 31, 2002:

                                                                                         NUMBER OF SECURITIES
                                                                                         REMAINING AVAILABLE
                                           NUMBER OF SECURITIES                          FOR FUTURE ISSUANCE
                                            TO BE ISSUED UPON       WEIGHTED-AVERAGE      UNDER COMPENSATION
                                               EXERCISE OF         EXERCISE PRICE OF       PLANS (EXCLUDING
                                           OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   SECURITIES REFLECTED
PLAN CATEGORY                              WARRANTS AND RIGHTS    WARRANTS AND RIGHTS    IN THE FIRST COLUMN)
-------------                              --------------------   --------------------   --------------------
Equity compensation plans approved by
  security holders.......................       2,014,133                $19.57               1,795,833
Equity compensation plans not approved by
  security holders.......................             -0-                   N/A                     N/A
Total....................................       2,014,133                $19.57               1,795,833

                               OTHER INFORMATION

EXPENSES OF SOLICITATION

     We will bear the costs of soliciting proxies, including the reimbursement to record holders of their expenses in forwarding proxy materials to beneficial owners. Our Directors, officers and regular employees, without extra compensation, may solicit proxies personally or by mail, telephone, fax, telex, telegraph or special letter.

PROPOSALS AND DIRECTOR NOMINATIONS FOR 2004 SHAREHOLDER'S MEETING

     In order for a Shareholder Proposal to be considered for inclusion in our Proxy Statement for the 2004 Annual Meeting, the written proposal must be received by the Corporate Secretary, at our offices no later than December 18, 2003. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in Company-sponsored proxy materials.

     In accordance with the Company's Amended and Restated By-Laws, shareholders entitled to vote for the election of Directors at an annual meeting of Shareholders may nominate persons for election to the Board of Directors of the Company if made pursuant to timely notice in writing to the Secretary of the Company. To be timely, a Shareholder's notice shall be delivered to or mailed and received at the principal executive offices of the Company (i) with respect to an election to be held at the annual meeting of the Shareholders of the Company, not less than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of Shareholders of the Company; and (ii) with respect to an election to be held at a special meeting of Shareholders of the Company, not later than the close of business on the tenth (10th) day following the date on which notice of the date of the special meeting was mailed to Shareholders or public disclosure of the date of the special meeting was made, whichever occurs first. Such Shareholder's notice to the Secretary shall set forth (i) as to each person whom the Shareholder proposes to nominate for election or re-election as a Director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of Directors, or is otherwise required, pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the Proxy Statement as a nominee and to serve as a Director if elected); and (ii) as to the Shareholder giving the notice (a) the name and address, as they appear on the Company's books, of such Shareholder and (b) the class and number of shares of voting stock of the Company which are beneficially owned by such Shareholder.

     All submissions to, or requests from, the Corporate Secretary should be made to our principal offices at 400 N. Sam Houston Parkway, E., Suite 400, Houston Texas 77060.

OTHER

     Our 2002 Annual Report on Form 10-K/A, including financial statements, is being sent to shareholders of record as of March 17, 2003, together with this Proxy Statement.

     Only one Proxy Statement and the accompanying Form 10-K/A are being delivered to multiple Shareholders sharing an address unless the Company has received contrary instructions from one or more of the Shareholders at each address. Upon written or oral request, the Company will deliver a separate copy of the Proxy Statement or Form 10-K/A to a Shareholder at a shared address to which a single copy of the documents was delivered. In addition, a Shareholder may notify the Company that such Shareholder wishes to receive a separate Annual Report or Proxy Statement in the future and Shareholders sharing an address can request delivery of a single copy of the Annual Report and Proxy Statement if they are receiving multiple copies of such documents. All such requests should be directed to the Company at 400 N. Sam Houston Parkway E., Suite 400, Houston, Texas, 77060, Attention: Corporate Secretary (telephone number: (281) 618-0400).

THE COMPANY WILL FURNISH TO SHAREHOLDERS WITHOUT CHARGE A COPY OF ITS ANNUAL REPORT ON FORM 10-K/A FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, UPON RECEIPT OF WRITTEN REQUEST ADDRESSED TO: CORPORATE SECRETARY, CAL DIVE INTERNATIONAL, INC., 400 N. SAM HOUSTON PARKWAY, E. SUITE 400, HOUSTON TEXAS 77060.

     The Board of Directors knows of no other matters to be presented at the Annual Meeting. If any other business properly comes before the Annual Meeting or any adjournment thereof, the proxies will vote on that business in accordance with their best judgment.

                                            By Order of the Board of Directors,

                                               /s/ JAMES LEWIS CONNOR, III
                                            ------------------------------------
                                                  James Lewis Connor, III
                                                    Corporate Secretary
                                                Cal Dive International, Inc.

                         EXHIBIT "A" TO PROXY STATEMENT

                          CAL DIVE INTERNATIONAL, INC.
                            AUDIT COMMITTEE CHARTER
                      ADOPTED BY THE BOARD OF DIRECTORS ON
                               FEBRUARY 17, 2003

ORGANIZATION

     This charter governs the operations of the Audit Committee of Cal Dive International, Inc. (the "Company"). The committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors. The committee shall be members of, and appointed by, the Board of Directors and shall comprise at least three directors, each of whom are independent of management and the Company. Members of the committee shall be considered independent as long as they do not accept any consulting, advisory, or other compensatory fee from the Company and are not an affiliated person of the Company or its subsidiaries, and meet the independence requirements of the NASDAQ listing standards. All committee members shall be financially literate, and at least one member shall be a "financial expert", as defined by SEC regulations.

PURPOSE

     The Audit Committee is appointed by the Board to assist the Board in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community, and others relating to (1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements, (3) the performance of the Company's internal audit function and independent auditors, and (4) the independent auditor's qualifications and independence.

     The Audit Committee shall prepare the report required by the rules of the Securities and Exchange Commission (the "Commission") to be included in the Company's annual proxy statement.

MEETINGS

     The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, the internal auditors and the independent auditor including meetings with the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company; or the Company's outside counsel or independent auditor; to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

COMMITTEE AUTHORITY AND RESPONSIBILITIES

     The Audit Committee shall have the sole authority to appoint or replace the independent auditor (subject, if applicable, to shareholder ratification). The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

     The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor (pre-approval of up to 15% of the amount of the revenue paid by the Company to the independent auditor during the fiscal year in which the audit services are provided may be waived if the Company did not realize the services constituted non-audit services and such services were promptly reported to the Audit Committee before the end of the audit and were approved by the Audit Committee or its designated subcommittee). The Audit Committee may form and delegate authority to subcommittees consisting of one or more members when appropriate, including the authority to grant pre-approvals of audit and permitted non-audit services, provided that decisions of such subcommittee to grant preapprovals shall be presented to the full Audit Committee at its next scheduled meeting. The Audit Committee shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation. The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors. The Company shall provide for appropriate funding, as determined by the Audit Committee, for payment of compensation to the independent auditor for the purpose of rendering or issuing an audit report and to any advisors employed by the Audit Committee.

     The Audit Committee shall make regular reports to the Board of Directors. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

     The Audit Committee, to the extent it deems necessary or appropriate, shall:

FINANCIAL STATEMENT AND DISCLOSURE MATTERS

     1. Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

     2. Review and discuss with management and the independent auditor the Company's quarterly financial statements, including disclosures made in management's discussion and analysis, prior to the filing of its Form 10-Q, including the results of the independent auditor's review of the quarterly financial statements.

     3. Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

     4.  Review and discuss quarterly reports from the independent auditors on:

          a.  All critical accounting policies and practices to be used.

          b. All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

          c. Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

          d. The independent auditor's judgment about the quality, not just the acceptability, of accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

     5. Review and discuss with management the Company's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     6. Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

     7. Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies.

     8. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, including any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

     9. Review disclosures made to the Audit Committee by the Company's CEO and CFO during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

OVERSIGHT OF THE COMPANY'S RELATIONSHIP WITH THE INDEPENDENT AUDITOR

     10.  Review and evaluate the lead partner of the independent auditor team.

     11. Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm,
(c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

     12. Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law.

     13. Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

     14. Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

OVERSIGHT OF THE COMPANY'S INTERNAL CONTROLS AND INTERNAL AUDIT FUNCTION

     15. Review the appointment and replacement of the senior internal auditing executive.

     16. Review the significant reports to management prepared by the internal auditing department and management's responses.

     17. Discuss with the independent auditor and management of the internal audit department responsibilities, budget and staffing and any recommended changes in the planned scope of the internal audit.

     18. Review management's assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors' report on management's assertion.

COMPLIANCE OVERSIGHT RESPONSIBILITIES

     19. Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act (which requires the independent auditor to report any evidence which it uncovers of an illegal act to management and the Board of Directors, and, in some instances, to the Securities and Exchange Commission) has not been implicated.

     20. Obtain reports from management and the Company's senior internal auditing executive confirming that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

     21. Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     22. Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

     23. Discuss with the Company's General Counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

     24. Receive corporate attorneys' reports of evidence of a material violation of securities laws or breaches of fiduciary duty.

     25.  Review with management and approve all related-party transactions.

LIMITATION OF AUDIT COMMITTEE'S ROLE

     While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. Management is responsible for the preparation, presentation, and integrity of the Company's financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's unaudited interim financial statements.

                         EXHIBIT "B" TO PROXY STATEMENT

                          CAL DIVE INTERNATIONAL, INC.
                       1998 EMPLOYEE STOCK PURCHASE PLAN
                (AS AMENDED AND RESTATED EFFECTIVE JULY 1, 2003)

                         1.  PURPOSE AND ADMINISTRATION

     The Cal Dive International, Inc. Employee Stock Purchase Plan (the "Plan") is intended as an incentive and to encourage stock ownership by all eligible employees of Cal Dive International, Inc. (the "Company") (and its Subsidiaries) so that they may share in the fortunes of the Company by acquiring or increasing their proprietary interest in the Company. This Plan is designed to encourage eligible employees to remain in the employ of the Company. Options issued pursuant to this Plan shall constitute options issued pursuant to an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and the terms hereof shall be interpreted consistent with this requirement. The Plan is administered by a third party broker (the "Plan Administrator"). The local corporate benefits department ("Benefits Department") can provide contact information for the current Plan Administrator.

                                2.  ELIGIBILITY

     All employees of the Company (or any of its designated Subsidiaries), except employees in countries whose laws make such participation impractical, shall be eligible to receive options under this Plan to purchase the Company's no par common stock (the "Common Stock"). Effective as of January 1, 2002, an employee shall be eligible on the first day of the immediately following January or July, as applicable, to participate in the Plan for the applicable Payment Period (each such six-month period constituting a "Payment Period"). For purposes of this Plan, the term "employee" shall not include an employee whose customary employment is twenty (20) hours or less per week or is for five months or less in any calendar year.

     In no event may an employee be granted an option under this Plan if that employee owns stock possessing five percent (5%) or more of the total combined voting power or value of all classes of stock of the Company or of its parent corporation or subsidiary corporation, as the terms "parent corporation" and "subsidiary corporation" are defined in Section 424(e) and (f) of the Code. For purposes of determining stock ownership under this paragraph, the rules of
Section 424(d) of the Code shall apply and Common Stock that the employee may purchase under outstanding options shall be treated as Common Stock owned by the employee.

                           3.  STOCK SUBJECT TO PLAN

     The stock subject to options under this Plan shall be shares of the Company's Common Stock reacquired by the Company, including shares purchased in the open market. The aggregate number of shares that may be issued pursuant to this Plan is 500,000 shares, subject to increase or decrease by reason of stock splits, reclassifications, stock dividends, changes in par value, and similar matters requiring adjustment.

                     4.  PAYMENT PERIODS AND STOCK OPTIONS

     The six-month periods, January 1 to June 30 and July 1 to December 31, are Payment Periods during which payroll deductions will be accumulated under the Plan. Each Payment Period includes only regular pay days falling within it.

     Twice each year, on the first Business Day of each Payment Period, the Company will grant to each eligible employee, who is then a participant in the Plan, an option to purchase, on the last Business Day of such Payment Period, at the Option Price hereinafter provided for, such number of shares of Common Stock as determined in this Section 4, reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will pay for at such Option Price; provided and on condition that such employee remains eligible to participate in the Plan throughout such Payment Period. The "Option Price" for each Payment Period shall be the lesser of (i) 85% of the Fair Market Value of the Common Stock on the first

Business Day of the Payment Period; or (ii) 85% of the Fair Market Value of the Common Stock on the last Business Day of the Payment Period. In the event of an increase or decrease in the number of outstanding shares of Common Stock through stock split-ups, reclassifications, stock dividends, changes in par value and the like, an appropriate adjustment shall be made in the number of shares and Option Price per share provided for under the Plan, either by a proportionate increase in the number of shares and a proportionate decrease in the Option Price per share, or by a proportionate decrease in the number of shares and a proportionate increase in the Option Price per share, as may be required to enable an eligible employee who is then a participant in the Plan as to whom an option is exercised on the last Business Day of any then current Payment Period to acquire such number of full shares as his or her accumulated payroll deductions on such date will pay for at the adjusted Option Price.

     On the first Business Day of each Payment Period, an employee shall be deemed to have been granted an option to purchase the number of shares of Common Stock determined by dividing $12,500 by the Fair Market Value of the Common Stock on such day.

     For purposes of this Plan, the term "Fair Market Value" means on any date the average of the high and low prices of the Common Stock on the NASDAQ National Market System during regular trading hours or, if the Common Stock is traded over-the-counter or on another national securities exchange, such price or exchange as designated by the Committee.

     For purposes of this Plan the term "Business Day" as used herein means a day on which there is trading on the NASDAQ National Market System or such other national securities exchange as shall be designated by the Board of Directors pursuant to the preceding paragraph.

     No employee shall be granted an option which permits his or her rights to purchase Common Stock under this Plan and any similar plans of the Company or any parent or subsidiary corporation to accrue at a rate which exceeds $25,000 of the Fair Market Value of such Common Stock (determined as of the date such option is granted) for each calendar year in which an option first becomes exercisable. This limitation is required to comply with Section 423(b)(8) of the Code.

                             5.  EXERCISE OF OPTION

     Each eligible employee who continues to be a participant in the Plan on the last Business Day of a Payment Period shall be deemed to have exercised his or her option on such date and shall be deemed to have purchased from the Company such number of full shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will pay for at the Option Price. If a participant is not an employee on the last Business Day of a Payment Period, he shall not be entitled to exercise his or her option.

                      6.  AUTHORIZATION FOR ENTERING PLAN

     An eligible employee may become a participant in the Plan by filling out, signing and delivering to the Benefits Department an authorization form ("Authorization Form") provided by the Benefits Department:

          (a) stating the percentage to be deducted regularly from his or her Regular Base Pay; and

          (b) authorizing the purchase of Common Stock for him or her in each Payment Period in accordance with the terms of the Plan.

     Such Authorization Form must be received by the Benefits Department at least ten (10) days before the beginning date of the next succeeding Payment Period. Unless an employee files a new Authorization Form or withdraws from the Plan, his or her deductions and purchases under the Authorization Form he or she has on file under the Plan will continue in effect for that Payment Period as long as the Plan remains in effect. A new Authorization Form is required to be submitted at least ten (10) days before the beginning date of the next succeeding Payment Period, even if no changes are being made. If a new Authorization Form is not timely received by the Benefits Department, the employee will not participate in the next succeeding Payment

Period. The Company will accumulate and hold for the employee's account the amounts deducted from his or her pay. No interest will be paid on these amounts.

                    7.  MAXIMUM AMOUNT OF PAYROLL DEDUCTIONS

     An employee may authorize payroll deductions in any whole percentage amount up to, but not more than 10%, of his or her Regular Base Pay); provided, however, that the minimum deduction in respect of any payroll period shall be 1% (or such other amount as the Committee shall establish). An employee may not make any additional payments into his or her account. "Regular Base Pay" includes base pay and overtime, but excludes payments for bonuses, other special items and severance.

                        8.  CHANGE IN PAYROLL DEDUCTIONS

     Payroll deductions may be changed prior to the beginning of each Payment Period by submitting a new Authorization Form to the Benefits Department.

                          9.  WITHDRAWAL FROM THE PLAN

     An employee may withdraw from the Plan, in whole but not in part, at any time prior to ten (10) days before the last Business Day of each Payment Period by delivering a "Withdrawal Notice" to the Benefits Department. The Company will promptly refund the entire balance of such employee's payroll deductions that have not been applied to purchase Common Stock under the Plan. An employee who withdraws from the Plan is treated as an employee who has not participated in the Plan. To re-enter, he or she must file a new Authorization Form at least ten
(10) days before the beginning date of the next Payment Period.

                10.  ISSUANCE OF STOCK/UNUSED PAYROLL DEDUCTIONS

     Upon written request by the employee to the Plan Administrator, certificates of stock will be issued to participants, as appropriate, as soon as practicable. Fractional shares will not be issued under the Plan. Any accumulated payroll deductions that would have been used to purchase fractional shares will be returned to the employee promptly without interest if the employee ceases participation in the Plan, or carried over to the next Payment Period if the employee continues in the Plan.

              11.  NO TRANSFER OR ASSIGNMENT OF EMPLOYEE'S RIGHTS

     An employee's rights under the Plan are solely for the employee and may not be transferred or assigned to any other person. Any option granted to an employee may be exercised only by such employee.

                     12.  TERMINATION OF EMPLOYEE'S RIGHTS

     An employee's rights under the Plan will terminate when he or she ceases to be an employee for any reason, including retirement, resignation, lay-off, discharge or death. A Withdrawal Notice will be deemed to have been received from the employee on the day his or her employment ceases, and all payroll deductions not used to purchase Common Stock will be refunded. If an employee's payroll deductions are interrupted by any legal process, a Withdrawal Notice will be deemed to have been received from him or her on the day the interruption occurs.

                    13.  TERMINATION AND AMENDMENTS TO PLAN

     The Plan may be terminated at any time by the Company's Board of Directors. It will terminate in any case when all or substantially all of the unissued shares of Common Stock reserved for the purposes of the Plan have been purchased. If at any time shares of Common Stock reserved for the purposes of the Plan remain available for purchase, but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares shall be apportioned among participants in proportion to their options and the Plan shall terminate. Upon such termination or any other termination of the Plan, all payroll deductions not used to purchase Common Stock shall be refunded.

     The Board of Directors also reserves the right to amend the Plan from time to time, in any respect provided, however, that no amendment shall be effective which would (a) increase the number of shares of Common Stock to be offered, except as provided in Section 3, or (b) change the class of employees eligible to receive options under the Plan, without prior approval of the stockholders.

           14.  LIMITATIONS ON SALE OF STOCK PURCHASED UNDER THE PLAN

     The Plan is intended to provide Common Stock for investment and not for resale. The Company does not, however, intend to restrict or influence any employee in the conduct of his or her own affairs. An employee may, therefore, sell stock purchased under the Plan at any time he or she chooses; provided, however, that because of certain Federal tax requirements, each employee agrees, by participating in this Plan, to give the Company prompt notice of any such disposition of Common Stock that occurs before the later of (a) two years after the first Business Day of the Payment Period during which the stock was purchased (the "grant date"), and (b) one year after the transfer of the Common Stock to him or her, in each case identifying the date acquired and the number of such shares disposed of. The employee assumes the risk of any market fluctuations in the price of Common Stock purchased under this Plan. See Section 21, WITHHOLDING OF ADDITIONAL INCOME TAX.

               15.  COMPANY'S PAYMENT OF EXPENSES RELATED TO PLAN

     The Company will bear all costs of administering and carrying out the Plan.

                        16.  PARTICIPATING SUBSIDIARIES

     The term "Subsidiaries" shall mean each subsidiary of the Company designated by the Board of Directors to participate in the Plan. The Board of Directors shall have the power to make such designations before or after the Plan is approved by the stockholders.

                        17.  ADMINISTRATION OF THE PLAN

     The Plan shall be governed by the Employee Benefits Committee appointed by the Board of Directors of the Company (the "Committee") and administered by the Plan Administrator appointed by the Committee. The Committee shall consist of not less than three members. The Board of Directors may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, for whatever reason, shall be filled by the Board of Directors. The Committee shall select one of its members as Chairman, and shall hold meetings at such times and places as it may determine. Acts by a majority of the Committee, or acts reduced to and approved in writing by a majority of the members of the Committee, including written approvals by electronic means, shall be valid acts of the Committee.

     The interpretation and construction by the Committee in its discretion of any provisions of the Plan or of any purchase right granted under it shall be final unless otherwise determined by the Board of Directors. The Committee may from time to time adopt such rules and regulations for carrying out the Plan as it may deem best. No member of the Board of Directors or the Committee shall be liable for any action or determination made in good faith and in its sole judgment with respect to the Plan or any option granted under it.

              18.  THE EFFECT AND REVIEW OF ADMINISTRATIVE RULINGS

     The officials of the Company charged with administering the Plan shall have full and absolute discretion in the exercise of their authority. All actions taken and all rulings or decisions made by those officials in the exercise of their powers and authorities in relation to the Plan shall be binding on all other parties even if the official might have an actual or potential conflict of interest in the action, ruling or decision. No action, ruling or decision by the official shall be subject to de novo review in any judicial proceeding. No action, ruling or decision of any official may be set aside unless it has been held to be arbitrary or capricious by a final judgment of a court having jurisdiction with respect to the issue.

                        19.  OPTIONEES NOT STOCKHOLDERS

     The granting of an option to an employee and the deduction from his or her pay shall not entitle the optionee to any rights as a stockholder with respect to Common Stock subject to the option. Only after the shares of Common Stock have been purchased by and issued to such employee shall the rights of a stockholder apply.

                           20.  APPLICATION OF FUNDS

     The proceeds received by the Company from the sale of Common Stock pursuant to options granted under the Plan will be used for general corporate purposes.

                          21.  GOVERNMENTAL REGULATION

     The Company's obligation to sell and deliver shares of Common Stock under this Plan is subject to compliance with any governmental authority required in connection with the authorization, sale and issuance of Common Stock.

                   22.  WITHHOLDING OF ADDITIONAL INCOME TAX

     The Company, in accordance with Section 3402(a) of the Code (and the regulations and rulings promulgated thereunder) and state law, if applicable, will withhold from the wages of participating employees, in all payroll periods following and in the same calendar year as the date on which compensation is deemed received by the employee, additional income taxes in respect of the amount that is considered compensation includable in the employee's gross income, resulting from the sale of Common Stock acquired under the terms of this Plan.

                              23.  INDEMNIFICATION

     To the extent permitted under local law, each member of the Board of Directors and employees of the Company administering this Plan will be indemnified by the Company for all expenses incurred by the director or employee as a result of such director's or employee's administration of this Plan. Expenses incurred as a result of gross negligence and willful misconduct are excluded from this indemnification.

                              24.  GOVERNING LAWS

     Except to the extent superseded by the federal laws of the United States, the laws of the State of Texas, without regard to principles of conflicts of law, shall govern all matters relating to this Plan except to the extent it is superseded by the laws of the United States.

                         25.  APPROVAL OF STOCKHOLDERS

     This amended and restated Plan shall not be effective unless approved by the Company's stockholders within twelve (12) months before or after the date the amendment and restatement of the Plan is adopted by the Board of Directors.

                                [CAL DIVE LOGO]

                    400 N. SAM HOUSTON PARKWAY E. SUITE 400
                           HOUSTON, TEXAS 77060-3500
                             PHONE: (281) 618-0400

                                 [HOUSTON MAP]

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                            NOTICE OF ANNUAL MEETING

                                OF STOCKHOLDERS

                                  MAY 14, 2003

                              AND PROXY STATEMENT

                                [CAL DIVE LOGO]

                    400 N. SAM HOUSTON PARKWAY E., SUITE 400
                              HOUSTON, TEXAS 77060

                                    [Recycled Symbol] Printed on recycled paper.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                             PROXY FOR COMMON STOCK

                          CAL DIVE INTERNATIONAL, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

   The undersigned, having duly received the Notice of Annual Meeting of Shareholders and the Proxy Statement, dated April 16, 2003, hereby appoints Owen
E. Kratz and James Lewis Connor, III as Proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all common shares of Cal Dive International, Inc. held of record by the undersigned on March 17, 2003 at the 2003 Annual Meeting of Shareholders to be held on May 14, 2003 at 11:00 a.m. at the Wyndham Hotel located at 12400 Greenspoint Drive, Houston, Texas 77060, and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 1:

1. To elect two directors of the Company to have a term expiring in 2006 and until his successor shall be elected and duly qualified.

    S. JAMES NELSON, JR.                   WILLIAM L. TRANSIER

   You may vote on the Proposal by marking one of the following boxes.

            FOR the two "Class II" nominees [ ]                                 WITHHOLD AUTHORITY [ ]
                (except as indicated below)                                    to vote for all nominees

INSTRUCTION: To WITHHOLD AUTHORITY to vote for any individual nominee, write that person's name in the space provided below.

------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2:

2. To approve amendments to the 1998 Employee Stock Purchase Plan.

             FOR [ ]             AGAINST [ ]             ABSTAIN [ ]

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

                           (Please See Reverse Side)

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED ON THE PROXY BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE CLASS III DIRECTORS INDICATED IN PROPOSAL 1 AND FOR PROPOSAL 2. ABSTENTIONS WILL BE COUNTED TOWARD THE EXISTENCE OF A QUORUM.

                                       DATED:
                                       -----------------------------------------

                                       -----------------------------------------
                                                       SIGNATURE

                                       -----------------------------------------
                                              SIGNATURE (IF HELD JOINTLY)

                                       -----------------------------------------
                                                         TITLE

                                       PLEASE SIGN EXACTLY AS THE NAME APPEARS
                                       ON THIS PROXY. WHEN SHARES ARE HELD BY
                                       JOINT TENANTS, BOTH SHOULD SIGN. IF
                                       SIGNING AS ATTORNEY, EXECUTOR,
                                       ADMINISTRATOR, TRUSTEE OR GUARDIAN,
                                       PLEASE GIVE FULL TITLE AS SUCH. IF A
                                       CORPORATION, PLEASE SIGN IN FULL
                                       CORPORATION NAME BY PRESIDENT OR OTHER
                                       AUTHORIZED OFFICER. IF A PARTNERSHIP,
                                       PLEASE SIGN IN PARTNERSHIP NAME BY AN
                                       AUTHORIZED PERSON.